Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)
Due to mature in the fiscal year ending March 31:
2022	₨ 5,901,654.6	$ 80,689.8	₨ 5,233,225.0
2023	739,927.7	10,116.6
2024	227,574.0	3,111.5
2025	62,326.9	852.2
2026	205,134.6	2,804.7
Thereafter	54,925.2	751.0
Total	₨ 7,191,543.0	$ 98,325.8	₨ 6,626,711.8